SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2014

Date of Report

(Date of Earliest Event Reported)

CHESS SUPERSITE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55066	46-3610035
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1131A Leslie Street, Suite 101

Toronto, Ontario M3C 3L8

Canada

(Address of Principal Executive Offices)

647-927-4644

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On July 23, 2014, Chess Supersite Corporation, a Delaware corporation (the “Company”), acquired certain assets (the “Acquisition”) of Chess Supersite, Inc., a corporation existing under the laws of Ontario, Canada. The Acquisition was consummated pursuant to the terms of the Asset Purchase Agreement (the “Agreement”) dated July 23, 2014 and in exchange for the issuance of 5,000,000 shares of common stock to Chess Supersite, Inc. The purpose of the Acquisition was to develop the Company’s business and build substantive operations from this initial base of assets, as well as to facilitate and prepare the Company for a registration statement and/or public offering of securities.

In the Acquisition, the Company is acquiring all rights, title and interest in and to the properties, assets, interests and rights of Chess Supersite, Inc., including the contracts and intellectual property which are related to the business of developing, operating and maintaining a website focused on the game of chess.

Relationship with Chess Supersite, Inc.

Chess Supersite, Inc. is an entity which is under common control by Mr. Rubin Schindermann (the Chief Executive Officer and director of the Company) and Mr. Alexander Starr (the President and director of the Company). Mr. Schindermann was the Chief Executive Officer and Chief Financial Officer of Chess Supersite, Inc. from November 2011 to present. Mr. Starr was a founder and President of Chess Supersite, Inc. As of the date of this Current Report, Mr. Schindermann and Mr. Starr each own 500,000 shares of the Company’s 6,900,000 outstanding shares of Common Stock.

As of the date of this Current Report, the Company has not paid any compensation to Mr. Schindermann or Mr. Starr, but anticipates paying them a commercially reasonable rate of compensation once sufficient capital is raised.

Nature and Amount of Consideration Given

In consideration for the acquisition of certain of Chess Supersite, Inc.’s assets, the Company issued 5,000,000 shares of the Company’s common stock to Chess Supersite, Inc.

General

The Company’s common stock is not currently trading on any public markets in the United States.

As of the date of this report, the Company had approximately 40 holders of its common stock.

The Company has not declared any dividends in its fiscal year ended December 31, 2013. Similarly, the Company did not declare any dividends during the nine months ended September 30, 2014. Currently, the Company has no intention of paying cash dividends in the foreseeable future, but rather intends to use any future earnings for the development of its business in the foreseeable future.

Capitalization

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.0001, of which 6,900,000 shares are outstanding as of the date of this report. The Company is also authorized to issue 20,000,000 shares of preferred stock, par value $0.0001, of which no shares were outstanding as of the date of filing of this report.

The following statements relating to the capital stock set forth the material terms of the securities of the Company, however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the certificate of incorporation and the by-laws.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights.

Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the board of directors in its discretion from funds legally available therefor.

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Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock. The Company may issue additional shares of common stock which could dilute its current shareholder's share value.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series as may be determined by the board of directors. The board of directors may fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the stockholders of the Company, except that no holder of preferred stock shall have preemptive rights. Any shares of preferred stock so issued would typically have priority over the common stock with respect to dividend or liquidation rights. The board of directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or otherwise.

Relationship with Tiber Creek Corporation

The Company previously entered into an engagement agreement with Tiber Creek Corporation, a Delaware corporation (“Tiber Creek”), whereby Tiber Creek would provide assistance to the Company in effecting transactions for the Company to combine with a public reporting company, including: transferring control of such reporting company to the Company; preparing the business combination agreement; effecting the business combination; causing the preparation and filing of forms, including a registration statement, with the Securities and Exchange Commission; assist in listing its securities on a trading exchange; and assist in establishing and maintaining relationships with market makers and broker-dealers.

Under the agreement, Tiber Creek is entitled to receive cash fees from the Company. In addition, the Company’s then-current shareholders, Tiber Creek and MB Americus, LLC, a California limited liability company (“MB Americus”), were permitted to retain the aggregate total of 500,000 shares. On June 12, 2014, the Company redeemed the aforementioned 500,000 shares from Tiber Creek and MB Americus.

In general, Tiber Creek holds interests in inactive Delaware corporations which may be used by issuers (such as the Company) to reincorporate their business in the State of Delaware and capitalize the issuer at a level and in a manner (i.e. the number of authorized shares and rights and preferences of shareholders) that is appropriate for a public company. Otherwise, these corporations are inactive, and Tiber Creek does not conduct any business in such corporations.

James Cassidy and James McKillop (who is the sole owner of MB Americus, an affiliate of Tiber Creek) serve only as interim officers and directors of these corporations (such as River Run Acquisition Corporation) until such time as the changes of control in such corporations are effectuated to the ultimate registering issuers. As the role of Tiber Creek is essentially limited to preparing the corporate structure and organizing the Company for becoming a public company, the roles of Mr. Cassidy and Mr. McKillop are generally limited to facilitating such change of control and securities registration transactions.

Business

The Company intends to become a leading online chess site featuring a sophisticated playing zone, game broadcasts with analyses and top analysts' commentaries, education and other chess oriented resources.

The Company plans to capitalize on global high speed Internet access to deliver a high quality website for an optimal playing experience. The Company anticipates that it will be able to deliver a premier online chess playing experience.

The Company’s website will feature broadcasts of top worldwide competitions and chess matches, interactive educational materials, online play and interactive tournaments, as well as other services.

The Company believes that chess players have two major needs: (1) to play against each other and (2) to watch games of top players including Grandmasters. The Company considers the viewing of chess games as particularly adaptable to the Internet. Moreover, the Internet will allow for real time or archived viewing while enjoying the comments, announcements and analyses of top experts.

The Company anticipates that the playing zone will utilize two-level architecture allowing thousands of users to watch and play as individuals and/or as teams. Web-based services designed for browsers and table computers will initially be the project's centerpiece and main point of focus. The Company anticipates that such an Internet site will have a great appeal to the vast worldwide chess playing population.

The Company is in the process of completing its comprehensive user friendly web site, which will include the following major features: a state of the art playing site which will be available on handheld devices as well as the personal computers, handling an unlimited number of games simultaneously, broadcasts of the live games, tournaments, chess-skilled contests, scholastic chess and many other options, such as Fisher’s chess 960. The playing zone (the brain of the site) is already completed; the testing is available for the selected public.

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The Company has secured the domain name Chess Coliseum.

Online Games

The Company intends to become a leading online chess site featuring a sophisticated playing zone, game broadcasts with analyses and top analysts' commentaries, education and other chess oriented resources.

The Company plans to capitalize on global high speed Internet access to deliver a high quality website for an optimal playing experience. The Company anticipates that it will be able to deliver a premier online chess playing experience.

The Company’s website will feature broadcasts of top worldwide competitions and chess matches, interactive educational materials, online play and interactive tournaments, as well as other services.

The Company believes that chess players have two major needs: (1) to play against each other and (2) to watch games of top players including Grandmasters. The Company considers the viewing of chess games as particularly adaptable to the Internet. Moreover, the Internet will allow for real time or archived viewing while enjoying the comments, announcements and analyses of top experts.

The Market

The worldwide video game marketplace, including video game hardware and software, online, mobile and PC games, was estimated to reach $93 billion in 2013, up from $79 billion in 2012, according to Gartner, Inc., an industry market research firm. Driven by strong mobile gaming and video game console and software sales, the market is forecast to reach $111 billion by 2015. Information available at https://www.gartner.com/newsroom/id/2614915.

                The way people use, communicate through and socialize on the Internet continues to evolve. A major shift in people’s use of the Internet is the increased popularity of playing games relative to other online activities. According to a Nielsen report in August 2010, the time spent playing online games in the United States now exceeds the time spent on email. Information available in Nielsen NetView - June 2009-June 2010, available at http://www.nielsen.com/us/en/insights/news/2010/what-americans-do-online-social-media-and-games-dominate-activity.html.

Chess is a game played around the globe. The Company estimates that over 600 million people around the world play chess, and with the expansion of global Internet access, each player is a potential customer of the Company.

The Company’s Presence in the Market

The Company intends to develop and operate an interactive chess website allowing millions of people to play, interact and watch chess tournaments and matches.

Strategic Partners and Suppliers

The Company currently has an exclusive contract with its development ream and is currently conducting negotiations with Kasparov Chess Foundation.

Marketing Strategy

The Company intends to target its marketing to audiences interested in chess, including key chess publications and online chess resources.

Sales Strategy

The Company will sell Memberships primarily to existing Members who would first through a limited time free Membership test and acclimate to the site and would wish to maintain access to all features of the site. Also Members will be attracted trough advertising in the National and International Chess Publications (“New in Chess” Magazine, US Chess Magazine, Canadian Chess Federation bulletin, French, German, Spanish, Russian (“64”), Chinese, Indian and other publications. Personal visits to the Premier Chess Matches and Tournaments to attract top World renowned Grandmasters and commentators.

The Company also intends to sell advertising space primarily through Google Ads and the Double Click company.

Revenues and Losses

Since its inception, the Company has focused its efforts on conducting market research and development, and has devoted little attention or resources to sales and marketing or generating near-term revenues and profits. The Company has no revenues to date and has not realized any profits as of yet. In order to succeed, the Company needs to develop a viable strategy to market its chess website once it has been developed.

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Equipment Financing

The Company has no existing equipment financing arrangements.

THE COMPANY

Change of Control

The Company was incorporated in the State of Delaware in July 2013, and was formerly known as River Run Acquisition Corporation. In May 2014, the Company implemented a change of control by issuing shares to new shareholders, redeeming shares of existing shareholders, electing new officers and directors and accepting the resignations of its then existing officers and directors. In connection with the change in control, the shareholders of the Company and its board of directors unanimously approved the change of the Company’s name from River Run Acquisition Corporation to Chess Supersite Corporation.

Employees

The Company currently has two full-time employees. The Company provides health, life and disability insurance for these employees.

Property

The Company currently leases its offices located at 1131 A Leslie Street, Suite 101, Toronto, Ontario, M3C3L8 Canada. The term of the lease is 5 years and the Company pays $1000.00 monthly for rent.

Subsidiaries

The Company has no subsidiaries.

Intellectual Property

At present, the Company does not possess any intellectual property protection. The Company may decide in the future to pursue efforts to protect its intellectual property, trade secrets and proprietary methods and processes.

Summary Financial Information

The statements of operations data for the period from July 9, 2013 (inception) to December 31, 2013, and the balance sheet data as of December 31, 2013, are derived from the Company’s audited financial statements and related notes thereto included elsewhere in this prospectus. The statement of operations data for the nine months ended September 30, 2014, and the balance sheet as of September 30, 2014, provided below are derived from the unaudited financial statements and related notes thereto included elsewhere in this prospectus.

	Nine months ended	July 9, 2013 (inception) to
	September 30, 2014	December 31, 2013
	(unaudited)
Statement of operations data
Revenue	$0	$0
Gross profit	$0	$0
Income (Loss) from operations	$(118,129)	$(657)
Net income (loss)	$(118,129)	$(657)

	At September 30, 2014	At December 31, 2013
	(unaudited)
Balance sheet data
Cash	$7,809	$2,000
Other assets	$70,000	$0
Total assets	$77,809	$2,000
Total liabilities	$116,150	$400
Total shareholders’ equity (deficit)	$(38,341)	$1,600
Total liabilities and shareholders’ equity	$77,809	$2,000

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Alternative Financial Planning

The Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to survive as a going concern and implement any part of its business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Development Stage and Capital Resources

Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and staff and raising capital. Accordingly, the Company is considered to be in the development stage. The Company has not generated revenues from its operations, and there is no assurance of future revenues.

The Company’s proposed activities will necessitate significant uses of capital beyond 2014.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of the Nine Months ended September 30, 2014

The Company did not generate revenues during the nine months ended September 30, 2014. During the nine months ended September 30, 2014, the Company posted operating loss of $118,129 and net loss of $118,129. The Company’s significant increase in operating loss during this period is attributed mainly to employee salaries and legal and professional fees related to becoming a reporting company. During this period, the Company paid $100,000 in employee salaries and wages, while spending an additional $18,075 on legal and professional fees.

During the nine months ended September 30, 2014, 2014, the Company used cash of $2,379 in its operations and generated cash of $8,188 from financing activities. The increase mainly represents cash raised through various private placements of securities.

Discussion of the Year ended December 31, 2013

The Company did not generate revenues during the year ended December 2013. During the year ended December 31, 2013, the Company posted a net loss of $657. For the year ended December 31, 2013, the Company generated cash of approximately $2,000 from its financing activities (primarily the issuance of securities).

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financing in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

MANAGEMENT

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced

Rubin Schindermann	63	Chief Executive Officer and Director	2014
Alexander Starr	63	President and Director	2014

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Rubin Schindermann

Rubin Schindermann serves as the Chief Executive Officer and a director of the Registrant. Mr. Schindermann has been in the business community for over 30 years. In 2002 he established Rubin and Associates Financial Services where he provided services to several private and public companies while providing corporate governance and management direction to ensure complete transparency for shareholders. Since 2011, Mr. Schindermann has served as president and director of Hard Asset Capital Corp. Mr. Schindermann holds a Bachelor of Arts degree in science. Mr. Schindermann holds a BA from the University Of Saratov USSR and a Degree in Accountancy from the Univercity of Tel-Aviv.

Alexander Starr

Alexander Starr serves as President and a director of the Registrant. Mr. Starr has many years experience in the business community and brings an established record in business development, marketing and management. From 2009 to 2013, Mr. Starr was president of Oxford Capital Partners, a division of a 1520814 Ontario Inc. company, responsible for day-to-day operations of the company, consulting with client companies to establish and develop business ventures. From 2013 to the present, Mr. Starr has served as president of Chess Supersite Inc., overseeing the operations and development of the supersite and promoting chess issues. Mr. Starr is a Master of Chess and a voting member of the Canadian Federation of Chess. Mr. Starr received his BA from Gorki State Univercity, Russia.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings of a material nature in which the Company is a party.

Anticipated Officer and Director Remuneration

The Company has not to date paid any compensation to any officer or director. The Company intends to pay annual salaries to all its officers and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches profitability, experiences positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering cash and non-cash compensation to officers and directors. In addition, although not presently offered, the Company anticipates that its officers and directors will be provided with a group health, vision and dental insurance program at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company plans to offer 401(k) matching funds as a retirement benefit, paid vacation days and paid holidays.

Remuneration of Officers: Summary Compensation Table

				Aggregate
		Annual	Annual	Accrued				All	Annual
		Earned	Payments	Salary	Since	Stock and	Compensation	Other	Compensation
Name/Position	Year	Salary	Made	Inception	Bonus	Options	Plans	Compensation	Total

Rubin Schindermann	2014			$50,000
CEO and Director

Alexander Starr	2014			$50,000
President and Director

To date, the Company has not paid compensation to any executive officer or director. The Company may choose to pay a salary or fees to Mr. Schindermann and Mr. Starr in the future.

Certain Relationships And Related Transactions

James Cassidy, a partner in the law firm which acts as counsel to the Company, is the sole owner and director of Tiber Creek Corporation. Tiber Creek has received consulting fees to date from the Company and also previously held shares in the Company.

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James Cassidy and James McKillop, who is the sole officer and owner of MB Americus, LLC, were both formerly officers and directors of the Company. As the organizers and developers of River Run, Mr. Cassidy and Mr. McKillop were involved with the Company prior to the Acquisition. In particular, Mr. Cassidy provided services to the Company without charge, including preparation and filing of the charter corporate documents and preparation of the instant registration statement.

Mr. Schindermann and Mr. Starr, who are respectively the Chief Executive Officer and President of the Company, as well as directors, are also executives and directors of Chess Supersite, Inc. and were executives and directors of Chess Supersite, Inc. prior to the Acquisition of assets.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

				Percent of
		Number of Shares of		Class Before
Name	Position	Common Stock		Offering (1)

Rubin Schindermann	CEO, Director	5,500,000	(3)	79%

Alexander Starr	President, Director	5,500,000	(4)	79%

Total owned by officers and directors		6,000,000		86%

(1)	Based upon 6,900,000 shares outstanding as of the date of this Report.
(2)	Includes 5,000,000 shares held by Chess Supersite, Inc., a corporation organized under the laws of Ontario, Canada. Mr. Schindermann is an executive and director of the entity, and he may be deemed the beneficial owner or the shares held by such entity.
(3)	Includes 5,000,000 shares held by Chess Supersite, Inc., a corporation organized under the laws of Ontario, Canada. Mr. Starr is an executive and director of the entity, and he may be deemed the beneficial owner or the shares held by such entity.

Risks and Uncertainties facing the Company

As a development-stage company, the Company has no operating history and is expected to continuously experience losses in the near term. The Company needs to increase its revenue or locate additional financing in order to continue its developmental plans. As a development-stage company, the Company’s management must build and market its initial development plans in order to execute the Company’s business plan on a broad scale.

One of the biggest challenges facing the Company will be in securing adequate capital to develop its website, products and services. Likewise, the Company will need to secure sufficient capital to operate the website. Secondarily, following development of the Company’s website, a major challenge will be implementing effective sales, marketing and distribution strategies to reach the intended end customers. The Company has considered and devised its initial sales, marketing and advertising strategy, however, the Company will need to skillfully implement this strategy in order to achieve success in its business.

Due to these and other factors, the Company’s independent auditors have issued a report raising substantial doubt of the Company’s ability to continue as a going concern.

RISK FACTORS

The Company has no revenues to date.

The Company has generated no revenues to date. To date, most of management’s time, and the Company’s limited resources have been spent in developing its business strategy, researching potential opportunities, contacting partners, exploring marketing contacts, establishing operations and management personnel and resources, preparing its business plan and model, selecting professional advisors and consultants and seeking capital for the Company.

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The Company’s independent auditors have issued a report raising a substantial doubt of the Company’s ability to continue as a going concern.

In their audited financial report, the Company’s independent auditors have issued a comment that unless the Company is able to generate sufficient cash flows from operations and/or obtain additional financing, there is a substantial doubt as to its ability to continue as a going concern.

The Company is a development-stage company with no operating history of its own and as such any prospective investor cannot assess the Company’s profitability or performance.

Because the Company is a development-stage company with no operating history, it is impossible for an investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan. The Company has limited financial results upon which an investor may judge its potential. As a company emerging from the development-stage, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early stage business. An investor will be required to make an investment decision based solely on the Company management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Company’s industry.

The Company is a development stage company and has a correspondingly small financial and accounting organization. Being a public company may strain the Company's resources, divert management’s attention and affect its ability to attract and retain qualified officers and directors.

The Company is a development stage company with no developed finance and accounting organization and the rigorous demands of being a public company require a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934. However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which may be prohibitive to the Company as it develops its business plan, services and scope. These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

The Company expects to incur additional expenses and may ultimately never be profitable.

The Company is a development-stage company and has limited operations to date. The Company will need to begin generating revenue to achieve and maintain profitability. To become profitable, the Company must successfully develop and operate its website. These processes involve many factors that are beyond the Company’s control, including the type of competition that the Company may encounter. Ultimately, in spite of the Company’s best or reasonable efforts, the Company may never actually generate revenues sufficient to cover operating expenses or become profitable.

The Company operates in a new and rapidly changing industry, which makes it difficult to evaluate its business and prospects.

The online game industry is a new and rapidly evolving industry. The growth of the online game industry and the level of demand and market acceptance for such products are subject to a high degree of uncertainty. The Company’s future operating results will substantially depend on numerous factors, many of which are beyond the Company’s control. The Company’s ability to plan for game and website development, distribution and promotional activities will be significantly affected by the Company’s ability to anticipate and adapt to relatively rapid changes in user preferences. New and different types of entertainment may increase in popularity at the expense of online games. A decline in the popularity of chess and/or online games in general, or the Company’s games in particular would harm its business and prospects.

Any interruption of the Company’s infrastructure could negatively impact its operations and business.

The Company’s technology infrastructure is critical to the performance of its website, games, video viewing and general user satisfaction. The Company’s website operates on systems run by third parties beyond the control of the Company, which would require significant time to replace. Any website disruptions, outages and other performance problems due to a variety of factors, including infrastructure changes, human or software errors and capacity constraints may harm the Company’s reputation and operations. To the extent the Company does not effectively address capacity constraints, upgrade its systems as needed and continually improve technology and network architecture to accommodate increasing traffic, its business and operating results may suffer. The Company does not maintain insurance policies covering losses relating to its systems and does not have business interruption insurance.

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Security breaches, computer viruses and computer hacking attacks could harm the Company’s business, reputation, brand and results of operations.

The Company and its website and website features may be subject to security breaches, computer malware and computer hacking attacks. These breaches and attacks have become more prevalent in the Company’s industry. Any security breach caused by hacking, which involves efforts to gain unauthorized access to information or systems, or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment, and the inadvertent transmission of computer viruses could harm the Company’s business, financial condition and operating results.

If an actual or perceived breach of the Company’s security occurs, the market perception of the effectiveness of the Company’s security measures could be harmed, the Company could lose users and players, and would suffer financial exposure due to such events or in connection with remediation efforts, investigation costs, changed security, and system protection measures.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the potential demand for the Company’s website or services. Nor has the Company conducted marketing studies regarding whether such properties or services would actually be marketable. No assurances can be given that upon marketing, the Company will be able to develop a sufficient customer base and business segment to sustain the Company's operations on a continued basis.

No assurance of market acceptance.

Even if the Company successfully develops a website for playing, interacting and viewing chess, there can be no assurance that the market reception will be positive for the Company or its ventures.

The Company depends on its management team to manage its business effectively.

The Company's future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled management, operational and executive personnel. In particular, due to the relatively early stage of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan. The loss of any officer’s services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, particularly in its ability to operate a website and as such would negatively impact the Company's possible overall development.

The time devoted by Company management may not be full-time.

It is not anticipated that key officers would devote themselves full-time to the business of the Company at the present time. Once the Company obtains additional financing or generates sufficient revenues and profits, officers may then become employed in a full-time capacity.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate. Due to the potential wide scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company does not intend to pay dividends to its stockholders, so investors will not receive any return on investment in the Company prior to selling their interest in it.

The Company does not project paying dividends but anticipates that it will retain future earnings for funding the Company’s growth and development. Therefore, investors should not expect the Company to pay dividends in the foreseeable future. As a result, investors will not receive any return on their investment prior to selling their Shares in the Company, if and when a market for such Shares develops. Furthermore, even if a market for the Company’s securities does develop, there is no guarantee that the market price for the shares would be equal to or more than the initial per share investment price paid by any investor. There is a possibility that the Shares could lose all or a significant portion of their value from the initial price paid in this offering.

10

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations. Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations. Any such liability which might arise could be substantial and may exceed the assets of the Company. The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

Intellectual property and/or trade secret protection may be inadequate.

The Company has not applied for any intellectual property or trade secret protection on any aspects of its business. The Company has no current plans on attempting to obtain patents, copyright, trademarks and/or service marks on any of its solutions and services. There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

Shares of common stock in the Company may be subject to resale restrictions imposed by Rule 144 of the Securities and Exchange Commission

The shares of common stock held by current shareholders are considered “restricted securities” subject to the limitations of Rule 144 under the Securities Act. In general, securities may be sold pursuant to Rule 144 after being fully-paid and held for more than 12 months. Shares purchased in this Offering may be subject to Rule 144 resale restrictions, and accordingly, investors may be subject to such resale limitations.

ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale. Furthermore, no underwriters participated or effectuated any of the transactions specified below. Also, no underwriting discounts or commissions applied to any of the transactions set forth below. All potential investors were contacted personally and possessed at the time of their investment bona fide substantive, pre-existing business relationships with the Company and/or its officers, directors and affiliates. No potential investors were contacted through other means, and no general advertising or general solicitation was used to solicit any investors.

(1) On July 9, 2013, 10,000,000 shares of common stock were issued to Tiber Creek Corporation for total consideration paid of $1,000.00. Subsequently, on May 5, 2014, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00. The remaining 250,000 shares were redeemed June 12, 2014 for the redemption price of $25.00.

(2) On July 9, 2013, 10,000,000 shares of common stock were issued to MB Americus, LLC for total consideration paid of $1,000.00. Subsequently, on May 5, 2014, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00. The remaining 250,000 shares were redeemed June 12, 2014 for the redemption price of $25.00.

(3) On May 5, 2014, 500,000 shares of common stock were issued by the Company to each of Rubin Schindermann and Alexander Starr, respectively pursuant to a change of control in the Company. The aggregate consideration paid for these shares was $100.

(4) From July 7, 2014 and continuing presently, the Company has issued 900,000 shares of its common stock pursuant to executed subscription agreements under a Regulation D offering. The Company filed a Form D in July 2014.

11

Shareholder Name	Number of Shares	Consideration

2339222 Ontario Limited	20,000	$2.00
Dorothy Arsenaul	10,000	$1.00
Michael Barron	10,000	$1.00
Irina Barron	10,000	$1.00
Boris Barron	10,000	$1.00
Tony Bisogno	20,000	$2.00
Bisogno Jewellers North	20,000	$2.00
Ariel Cohen	40,000	$4.00
Diane Collins	20,000	$2.00
Michael Danso	10,000	$1.00
Syrel Danso	10,000	$1.00
Mosolova Darya	30,000	$3.00
Maxim Dlugy	30,000	$3.00
Inna Dlugy	30,000	$3.00
Robert Hamilton	10,000	$1.00
Maryna Havorka	40,000	$4.00
Svetlana Kaplin	30,000	$3.00
Tony Kassabian	20,000	$0.50
Galina Kossitsina	30,000	$3.00
Edward Kotler	10,000	$1.00
Sandor Molnar	10,000	$1.00
Borys Mykhaylets	10,000	$1.00
Saul Niddam	20,000	$2.00
Norlandam	30,000	$3.00
Piter Platis	40,000	$4.00
Svyatoslav Polyakov	10,000	$1.00
Felix Rosenwasser	40,000	$4.00
Eric Schindermann	40,000	$4.00
Bruce Schoengood	20,000	$2.00
Eric Segal	20,000	$2.00
Khachaturov Sergei	30,000	$3.00
Jacob Shinderman	40,000	$4.00
Inna Sirota	20,000	$2.00
Vladimir Sirota	20,000	$2.00
Vakulenkova Svitlana	40,000	$4.00
Marselle Taub	10,000	$1.00
Regina Varnovitsky	40,000	$4.00
Mark Varnovitsly	20,000	$2.00
Elena Vinogradova	30,000	$3.00

(5) On July 23, 2014, the Company issued 5,000,000 shares of common stock to Chess Supersite, Inc. in connection with the Asset Purchase Agreement dated July 23, 2014 by and between the Company and Chess Supersite, Inc.

ITEM 5.06 Change in Shell Company Status

The Company has acquired certain assets from Chess Supersite, Inc., a company organized under the laws of Ontario, Canada. The Company acquired right, title and interest in and to the properties, assets, interest and rights of Chess Supersite, Inc., which are related to the business including the contracts and the intellectual property, and accordingly, the Company has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The unaudited financial statements of the Company, including balance sheets as of September 30, 2014 and December 31, 2013 and the related statements of operations, changes in members’ equity (deficit), and cash flows for the nine months ending September 30, 2014 and the year ending December 31, 2013, respectively, are included herewith.

2.1	Asset Purchase Agreement, dated July 23, 2014, by and among Chess Supersite Corporation and Chess Supersite, Inc.
3.1+	Certificate of Incorporation
3.2+	By-laws

*To be filed

+	Previously filed on Form 10-12G on September 30, 2013 (File No.: 000-55066) as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

12

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Chess Supersite Corporation

Date: December 9, 2014	/s/ Alexander Starr
President

13

CHESS SUPERSITE CORPORATION

(FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED

FINANCIAL STATEMENTS

INDEX

Condensed Balance Sheets as of September 30, 2014 (Unaudited) and December 31, 2013 (Audited)	F-1

Condensed Statements of Operations and Comprehensive Loss for the three months ended September 30, 2014 and for the period from July 2, 2013 (inception) to September 30, 2013 (Unaudited)	F-2

Condensed Statements of Operations and Comprehensive Loss for the nine months ended September 30, 2014 and for the period from July 2, 2013 (inception) to September 30, 2013 and cumulative for the period from July 2, 2013 (inception) to September 30, 2014 (Unaudited)	F-3

Condensed Statements of Cash Flows for the nine months ended September 30, 2014 and for the period from July 2, 2013 (inception) to September 30, 2013 and cumulative for the period from July 2, 2013 (inception) to September 30, 2014 (Unaudited)	F-4

Notes to Condensed Financial Statements (Unaudited)	F-5 - F-8

i

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED BALANCE SHEETS

(EXPRESSED IN US DOLLARS)

	September 30,	December 31,
	2014	2013
	(Unaudited)	(Audited)
	$	$

ASSETS
Current assets
Cash	7,809	2,000
Total current assets	7,809	2,000

Long term assets
Intangible assets [Note 3]	70,000	—
Total assets	77,809	2,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	116,150	400
Total current liabilities	116,150	400

Stockholders' deficit
Preferred stock, $0.0001 par value, 20,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value, 100,000,000 shares authorized, 6,900,000 and 20,000,000 common shares outstanding as at September 30, 2014 and December 31, 2013, respectively [Note 4]	690	2,000
Additional paid-in capital	79,755	257
Deficit accumulated during the development stage	(118,786)	(657)
Total stockholders' deficit	(38,341)	1,600
Total liabilities and stockholders' deficit	77,809	2,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-1

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(UNAUDITED)

(EXPRESSED IN US DOLLARS)

	For the three	For the period from
	months ended	July 2, 2013 (Inception)
	September 30, 2014	to September 30, 2013
	$	$

OPERATING EXPENSES

Salaries and wages	100,000	—

Legal and professional fees	17,325	657

Interest and bank charges	54	—

Total operating expenses	117,379	657

Net loss before income taxes	(117,379)	(657)

Income taxes	—	—

Net loss and comprehensive loss	(117,379)	(657)

Loss per share, basic and diluted	(0.0170)	(0.0000)

Weighted average shares - basic and diluted	6,893,261	20,000,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-2

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(UNAUDITED)

(EXPRESSED IN US DOLLARS)

	For the nine	For the period from	Cumulative for the period from
	months ended	July 2, 2013 (Inception)	July 2, 2013 (Inception)
	September 30, 2014	to September 30, 2013	to September 30, 2014
	$	$	$
OPERATING EXPENSES

Salaries and wages	100,000	—	100,000

Legal and professional fees	18,075	657	18,732

Interest and bank charges	54	—	54

Total operating expenses	118,129	657	118,786

Net loss before income taxes	(118,129)	(657)	(118,786)

Income tax	—	—	—

Net loss and comprehensive loss	(118,129)	(657)	(118,786)

Loss per share, basic and diluted	(0.0101)	(0.0000)

Weighted average shares - basic and diluted	11,728,603	20,000,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-3

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(EXPRESSED IN US DOLLARS)

	For the nine	For the period from	Cumulative for the period from
	months ended	July 2, 2013 (Inception)	July 2, 2013 (Inception)
	September 30, 2014	to September 30, 2013	to September 30, 2014
	$	$	$
OPERATING ACTIVITIES

Net loss	(118,129)	(657)	(118,786)

Changes in operating assets and liabilities

Change in accounts payable and accrued liabilities	115,750	657	116,150

Net cash used in operating activities	(2,379)	—	(2,636)

FINANCING ACTIVITIES

Proceeds from issuance of common stock	10,188	100	12,445

Redemption of common stock	(2,000)	—	(2,000)

Net cash provided by financing activities	8,188	100	10,445

Net increase in cash	5,809	100	7,809

Cash, beginning of period	2,000	—	—

Cash, end of period	7,809	100	7,809

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-4

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

AS OF SEPTEMBER 30, 2014

(EXPRESSED IN US DOLLARS)

1. Organization, Nature of Business, Going Concern and Management Plans

Organization and Nature of Business

Chess Supersite Corporation (formerly River Run Acquisition Corporation) ("Chess Supersite" or "the Company") was incorporated on July 2, 2013 under the laws of the state of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has been in the developmental stage since inception and its operations to date have been limited.

In May, 2014, the Company effected a change in control by the redemption of the stock held by its original shareholders, the issuance of shares of its common stock to new shareholders, the resignation of its original officers and directors and the appointment of new officers and directors.

The Company will attempt to locate and negotiate with a business entity for the combination of that target company with the Company. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating or negotiating with any target company. The Company has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

Going Concern and Management Plans

The Company has not yet generated any revenue since inception to date and has sustained operating losses during the period ended September 30, 2014. The Company had working capital deficit of $108,341 and an accumulated deficit of $118,786 as of September 30, 2014. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The condensed unaudited financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations or from the sale of its equity. However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

F-5

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

AS AT SEPTEMBER 30, 2014

(EXPRESSED IN US DOLLARS)

2. Summary of Significant Accounting Policies

Basis of Presentation

The unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information and the rules and regulations of the SEC and are expressed in US dollars. Accordingly, the unaudited condensed interim financial statements do not include all information and footnotes required by US GAAP for complete annual financial statements. The unaudited condensed interim financial statements reflect all adjustments, consisting of only normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2014 or for any other interim period. The unaudited condensed interim financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto as of and for the year ended December 31, 2013.

Development Stage Enterprises

The Company has not earned any revenue from operations since inception. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915, "Development Stage Entities." Among the disclosures required by ASC 915, are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Use of Estimates

The preparation of the unaudited condensed interim financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates may include those pertaining to accruals. Actual results could materially differ from those estimates.

Recently Issued Accounting Standards

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies that are adopted by the Company as of the specified effective date.

Effective June 2014, the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915). Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The objective of the amendments is to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements for development stage entities. As a result, the amendments in this Update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities.

F-6

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

AS AT SEPTEMBER 30, 2014

(EXPRESSED IN US DOLLARS)

2. Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Standards (continued)

The amendments also eliminate an exception previously provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity at risk. The amendments in this Update remove the definition of a development stage entity from the Master Glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to:

1) present inception-to-date information in the statements of income, cash flows, and shareholder equity;

2) label the financial statements as those of a development stage entity;

3) disclose a description of the development stage activities in which the entity is engaged; and

4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage.

The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations. The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein.

3. Intangible Assets

Intangible assets represents purchase of intellectual rights related to the development of the online chess game, by issuing 5,000,000 common stock valued at $70,000 in accordance with the Asset Purchase Agreement dated July 23, 2014.

4. Stockholders’ Deficit

The Company’s authorized capital stock consists of 100,000,000 shares of common stock. At September 30, 2014, there were 6,900,0000 shares of common stock issued and outstanding (at December 31, 2013: 20,000,000 shares of common stock issued and outstanding).

On July 9, 2013, the Company issued 20,000,000 common shares to two directors and officers for $2,000 cash. Subsequently, the Company redeemed the 20,000,000 shares of its common stock issued to its original two shareholders. On May 5, 2014, the Company issued 500,000 shares of its common stock to each of Rubin Schindermann and Alexander Starr.

The following events occurred which resulted in a change of control of the Company:

On May 5, 2014 the Company redeemed from James Cassidy and James McKillop, its then two shareholders, an aggregate of 19,500,000 of the then outstanding 20,000,000 shares of its common stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950. On June 12, 2014, the Company redeemed the remaining 500,000 shares of common stock held by such original two shareholders for a redemption price of of $.0001 per share for an aggregate price of $50.

F-7

CHESS SUPERSITE CORPORATION (FORMERLY RIVER RUN ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS (UNAUDITED)

AS AT SEPTEMBER 30, 2014

(EXPRESSED IN US DOLLARS)

4. Stockholders’ Equity (continued)

James Cassidy and James McKillop resigned as the Company's president, secretary and director and vice president and director, respectively. Rubin Schinderman and Alexander Starr were named as directors of the Company and were appointed its Chief Executive Officer and President, respectively.

The Company issued 500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par to each of Rubin Schindermann and Alexander Starr.

In July 2014 the Company 5,000,000 common stock valued at $70,000 in accordance with the Asset Purchase Agreement dated July 23, 2014.

In July 2014 the Company issued 88,000 common stock at a price of $.0001 per share for an aggregate price of $88.

In August 2014 the Company issued 20,000 common stock at a price of $0.50 per share for an aggregate price of $10,000.

5. Loss Per Share

FASB ASC 260, Earnings Per Share provides for calculations of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. The weighted average number of shares outstanding for the three and nine month periods ended September 30, 2014 were 6,893,261 and 11,728,603, respectively (as compared to 20,000,000 from the date of inception to September 30, 2013 respectively).

F-8

FINANCIAL STATEMENTS

ANTON & CHIA CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of River Run Acquisition Corporation:

We have audited the accompanying balance sheet of River Run Acquisition Corporation (the "Company") (a development stage company) as of December 31, 2013, and the related statements of income, comprehensive income, stockholders' equity, and cash flows for the period from July 9, 2013 (Inception) through December 31, 2013. River Run Acquisition Corporation's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of River Run Acquisition Corporation as of December 31, 2013, and the results of its operations and its cash flows for the period from July 9, 2013 (Inception) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Anton & Chia LLP

Newport Beach, CA

March 26, 2014

F-9

RIVER RUN ACQUISITION CORPORATION

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

December 31, 2013
ASSETS

Current assets
Cash	$2,000
Total assets	$2,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accrued liabilities	$400

Total liabilities	$400

Stockholders' equity
Common Stock; $0.0001 par value, 100,000,000 shares authorized; 20,000,000 shares issued and outstanding	2,000

Additional paid-in capital	257

Deficit accumulated during the development stage	(657)

Total stockholders' equity	1,600

Total Liabilities and stockholders' equity	$2,000

The accompanying notes are an integral part of these financial statements

F-10

RIVER RUN ACQUISITION CORPORATION

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

For the period from July 9,
2013 (Inception) to
December 31, 2013

Revenue	$-

Cost of revenue	-

Gross profit	-

Operating expenses	657

Operating loss	(657)

Loss before income taxes	(657)

Income tax expense	-

Net loss	$(657)

Loss per share - basic and diluted	$(0)

Weighted average shares-basic and diluted	20,000,000

The accompanying notes are an integral part of these financial statements

F-11

RIVER RUN ACQUISITION CORPORATION

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance, July 9, 2012 (Inception)	-	$-	$-	$-	$-

Issuance of common stock	20,000,000	2,000	-	-	2,000

Additional paid-in capital	-	-	257	-	257

Net loss	-	-	-	(657)	(657)

Balance, December 31, 2013	20,000,000	$2,000	$257	$(657)	$1,600

The accompanying notes are an integral part of these financial statements

F-12

RIVER RUN ACQUISITION CORPORATION

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

OPERATING ACTIVITIES

For the period from
July 9, 2013
(Inception) to
December 31, 2013

Net loss	$(657)

Changes in Operating Assets and Liabilities Accrued liabilities	400

Net cash used in operating activities	(257)

INVESTING ACTIVITIES
Acquisition of Intangible Assets	-
Capital Expenditures	-

Net cash used in investing activities	-

FINANCING ACTIVITIES
Proceeds from issuance of common stock	2,000
Proceeds from stockholders' contribution	257

Net cash provided by financing activities	2,257

Net increase in cash	2,000
Cash, beginning of period	-

Cash, end of period	$2,000

The accompanying notes are an integral part of these financial statements

F-13

RIVER RUN ACQUISITION CORPORATION

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

NOTE 1 NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

River Run Acquisition Corporation ("River Run" or "the Company") was incorporated on July 9, 2013 under the laws of the state of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has been in the developmental stage since inception and its operations to date have been limited to issuing shares to its original shareholders. The Company will attempt to locate and negotiate with a business entity for the combination of that target company with River Run. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that the Company will be successful in locating or negotiating with any target company. The Company has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

DEVELOPMENT STAGE ENTERPRISE

The Company has not earned any revenue from operations since inception. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915, "Development Stage Entities." Among the disclosures required by ASC 915, are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

BASIS OF PRESENTATION

The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America ("GAAP") in all material respects, and have been consistently applied in preparing the accompanying financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The Company did not have cash equivalents as of December 31, 2013.

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CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of December 31, 2013

INCOME TAXES

Under ASC 740, "Income Taxes," deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of December 31, 2013, there were no deferred taxes due to the uncertainty of the realization of net operating loss or carry forward prior to expiration.

LOSS PER COMMON SHARE

Basic loss per common share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the loss of the entity. As of December 31, 2013, there are no outstanding dilutive securities.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Additionally, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. The carrying amounts of financial assets such as cash approximate their fair values because of the short maturity of these instruments.

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NOTE 2 - GOING CONCERN

The Company has not yet generated any revenue since inception to date and has sustained operating losses during the period ended December 31, 2013. The Company had working capital of $1,600 and an accumulated deficit of $657 as of December 31, 2013. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company's ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations or from the sale of its equity. However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

Not Adopted

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Top 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The amendments in this standard are effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force) and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 4 STOCKHOLDERS' EQUITY

On July 9, 2013, the Company issued 20,000,000 common shares to two directors and officers for $2,000 in cash.

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of December 31, 2013, 20,000,000 shares of common stock and no preferred stock were issued and outstanding.

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